UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2021

Finch Therapeutics Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40227	82-3433558
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Inner Belt Road, Suite 400 Somerville, Massachusetts 02143		02143
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 229-6499

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FNCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 9, 2021, Finch Therapeutics, Inc. (“FTI”), a direct, wholly owned subsidiary of Finch Therapeutics Group, Inc. (the “Company”) and Takeda Development Center Americas, Inc. (“Takeda”), entered into an amendment (the “Amendment”) to the Amended and Restated Agreement, dated October 21, 2019, by and between FTI and Millennium Pharmaceuticals, Inc. (“Millennium”), a wholly owned subsidiary of Takeda Pharmaceuticals USA, Inc. (the “Takeda Agreement”).

Under the terms of the Takeda Agreement, among other things, FTI and Millennium agreed to jointly develop the microbiome therapeutic candidate FIN-524, with FTI primarily responsible for early-stage development and manufacturing activities. Pursuant to the Amendment, FTI and Takeda will transition primary responsibility for such development and manufacturing activities from FTI to Takeda in accordance with a transition plan, and Takeda will assume sole responsibility for regulatory matters with respect to FIN-524. FTI will have the right to provide input with respect to the design of the first Phase 1 and Phase 2 clinical trials of FIN-524 in ulcerative colitis in the United States. Further, FTI will remain responsible for certain development activities designated in the FIN-524 development plan, for which FTI will continue to receive reimbursement from Takeda.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2021.

Item 8.01. Other Events.

On August 10, 2021, the Company issued a press release announcing the Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 10, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FINCH THERAPEUTICS GROUP, INC.

Date: August 10, 2021	By:	s/Mark Smith
Mark Smith, Ph.D.
Chief Executive Officer

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